UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 12, 2014

VISTEON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15827	38-3519512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Village Center Drive, Van Buren Township, Michigan	48111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (800)-VISTEON

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.	Entry into a Material Definitive Agreement.

On January 12, 2014, Visteon Corporation (“Visteon”) entered into a Purchase Agreement (the “Purchase Agreement”) with Johnson Controls, Inc. (“Seller”). Pursuant to the Purchase Agreement, Visteon has agreed to purchase certain assets, including 100% of the equity in certain subsidiaries of Seller and Seller’s interest in certain joint ventures, and assume certain liabilities, and Seller has agreed to sell and transfer such assets and liabilities, comprising substantially all of Seller’s global automotive electronics business (the “Transaction”), in exchange for the payment of $265 million in cash, subject to working capital and other adjustments as provided in the Purchase Agreement.

The closing of the Transaction, which Visteon expects will occur in the second quarter of this year, is subject to various conditions, including regulatory and antitrust approvals, receipt of other third party consents and approvals and other customary closing conditions. The Purchase Agreement includes customary representations, warranties and covenants by the parties. Seller has agreed to conduct the automotive electronics business in the ordinary course, subject to certain exceptions, until the closing of the Transaction. Each party has agreed to indemnify the other for breaches of representations and warranties, breaches of covenants and certain other matters, subject to certain exceptions.

The Purchase Agreement may be terminated by Visteon or Seller under certain circumstances specified therein, including (i) mutual written consent, (ii) the uncured failure of the other party’s representations and warranties or the other party’s breach or failure to perform in any material respect any of its covenants or other agreements contained in the Purchase Agreement, and such failure or breach would give rise to the failure of a closing condition, (iii) if the Transaction is not consummated by a certain outside date or (iv) if a final and non-appealable order has been entered by any court or governmental entity which prevents the consummation of the Transaction.

In connection with the closing of the Transaction, Visteon and Seller will enter into certain other agreements, including a transition services agreement (pursuant to which Seller will provide Visteon with certain transition services for a specified period following the closing), a supply agreement (pursuant to which Seller will purchase certain products from Visteon and Visteon will purchase certain products from Seller), contract manufacturing agreements (pursuant to which Seller or its affiliates will provide Visteon or its affiliates with contract manufacturing services out of certain Seller facilities for an interim period of time) and a lease agreement (pursuant to which Seller will lease a portion of Seller’s facility in Holland, MI to Visteon).

The description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement, a copy of which is filed as exhibit 10.1 hereto and incorporated herein by reference.

SECTION 8 – OTHER EVENTS

Item 8.01.	Other Events.

On January 13, 2014, Visteon issued a press release announcing that it had entered into the Purchase Agreement. The press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Purchase Agreement, dated as of January 12, 2014, by and between Johnson Controls, Inc. and Visteon Corporation.

99.1	Press Release dated January 13, 2014.

Forward-Looking Information

This Current Report on Form 8-K and the documents incorporated by reference into this Current Report, contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various factors, risks and uncertainties that could cause our actual results to differ materially from those expressed in these forward-looking statements, including, but not limited to: (1) conditions within the automotive industry, including (i) the automotive vehicle production volumes and schedules of our customers, (ii) the financial condition of our customers and the effects of any restructuring or reorganization plans that may be undertaken by our customers or suppliers, including work stoppages, and (iii) possible disruptions in the supply of commodities to us or our customers due to financial distress, work stoppages, natural disasters or civil unrest; (2) our ability to satisfy future capital and liquidity requirements; including our ability to access the credit and capital markets at the times and in the amounts needed and on terms acceptable to us; our ability to comply with financial and other covenants in our credit agreements; and the continuation of acceptable supplier payment terms; (3) our ability to satisfy pension and other post-employment benefit obligations; (4) our ability to access funds generated by foreign subsidiaries and joint ventures on a timely and cost-effective basis; (5) our ability to execute on our transformational plans and cost-reduction initiatives in the amounts and on the timing contemplated; (6) general economic conditions, including changes in interest rates, currency exchange rates and fuel prices; (7) the timing and expenses related to internal restructurings, employee reductions, acquisitions or dispositions and the effect of pension and other post-employment benefit obligations; (8) increases in raw material and energy costs and our ability to offset or recover these costs, increases in our warranty, product liability and recall costs or the outcome of legal or regulatory proceedings to which we are or may become a party; and (9) those factors identified in our filings with the SEC. Caution should be taken not to place undue reliance on our forward-looking statements, which represent our view only as of the date of this Current Report, and which we assume no obligation to update. New business wins and re-wins do not represent firm orders or firm commitments from customers, but are based on various assumptions, including the timing and duration of product launches, vehicle productions levels, customer price reductions and currency exchange rates.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION

Date: January 15, 2014	By:	/s/ Michael K. Sharnas
Michael K. Sharnas
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Purchase Agreement, dated as of January 12, 2014, by and between Johnson Controls, Inc. and Visteon Corporation.

99.1	Press Release dated January 13, 2014.